Exhibit 99.5

                              AMENDED AND RESTATED
                             VOTING TRUST AGREEMENT

     THIS AMENDED AND RESTATED VOTING TRUST AGREEMENT ("Agreement") is made and entered into as of this _____ day of March 2002, by and between

VOTING TRUST COMMITTEE OF SURGILIGHT, INC., as Trustee, having address of 12001 Science Drive, Suite 140, Orlando, Florida 32826 (hereinafter, with any successors, referred to as the "Trustee"); and

LIN FAMILY PARTNERS, LTD., a Colorado limited partnership, having address of 4532 Old Carriage Trail, Oviedo, FL 32765; YUAN LIN, TRUSTEE OF THE Y-C IRREVOCABLE LIVING TRUST, having an address of 8th Floor, No. 7, Chung-Po N. Road, Taipei, Taiwan; YUAN LIN, individually, J. T. LIN, individually, having an address of 4532 Old Carriage Trail, Oviedo, FL 32765; YUCHIN LIN, having an address of 4532 Old Carriage Trail, Oviedo, FL 32765; A.EX H. LIN, having an address of 4532 Old Carriage Trail, Oviedo, FL 32765, and TAO LIN, having an address of 4532 Old Carriage Trail, Oviedo, FL 32765, (each hereinafter, together with his, her or its successors and assigns, referred to individually as a "Beneficiary" and collectively as the "Beneficiaries").

                                   Background

     WHEREAS, each Beneficiary is a shareholder of SurgiLight, Inc., a Florida corporation (the "Company") and owns shares of the common stock of the Company (the "Common Stock"), as set forth below:

          Name                                                 No. of Shares

          Lin Family Partners, Ltd.                     4,000,000
          Yuan Lin, Trustee of Y-C
           Irrevocable Living Trust                     4,500,000
          Yuan Lin                                      4,500,000
          J. T. Lin                                     1,064,000
          Yuchin Lin                                      800,000
          Alex H. Lin                                     100,000
          Tao Lin                                         100,000;
          -------------                               ---------------
          Total                                        15,064,000 shares;

     WHEREAS, in connection with an investigation pertaining to J.T. Lin and certain other Beneficiaries, conducted by the United States Securities and Exchange Commission (the "SEC Action"), with a view to preserve the value of the equity holders of the Company, Beneficiaries and Trustee entered into that certain Voting Trust Agreement dated as of June 6, 2001 ("Trust Agreement"); and

     WHEREAS, to further enhance and preserve the Company shareholders' value, Beneficiaries and Trustee desire to amend and restate in its entirety the Trust Agreement on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby amend and restate the Trust Agreement in its entirety as follows:

                                    ARTICLE I

                          DEPOSIT OF STOCK AND ISSUANCE
                          OF VOTING TRUST CERTIFICATES

         Section 1.01.  Deposit of Stock.
                        ----------------

     (a) Each Beneficiary shall promptly deliver to the Trustee certificates for transfer the following shares ("Trust Shares") to the Trustee:




                                                                               Percentage Ownership
                                        No. of Shares deposited in Trust       in Company
Name                                                                           represented by Shares
Lin Family Partners, Ltd.                             4,000,000                        14.5%
Yuan Lin, Trustee of Y-C Irrevocable                  3,000,000                       10.83%
  Living Trust
Yuan Lin                                              2,000,000                        7.24%
J.T. Lin                                              1,064,000                        3.84%
Yuchin Lin                                             506,000                         1.22%
Alex H. Lin                                              -0-                            -0-
Tao Lin                                                  -0-                            -0-
         Total Shares                                10,570,000                         19%


Such Trust Shares shall be held by the Trustee for the benefit of the Beneficiaries under this Agreement.

     (b) Beneficiaries collectively own an additional 4,494,000 shares ("Non Trust Shares"), representing 16.22% of the outstanding common stock of the Company as of December 31, 2001, which shares are not being deposited into the trust created by this Agreement.

     (c) During the term of this Agreement and any renewal and extension hereof, the Trust Shares and the Non Trust Shares shall be subject to a quarterly adjustment such that the aggregate number of Trust Shares and Non Trust Shares as of the beginning of each calendar quarter shall not exceed nineteen percent (19%) of the total issued and outstanding voting Common Stock. If at any time prior to the expiration or termination of this Agreement, the Company issues additional shares of common stock or a Beneficiary, or any other affiliate of J.T. Lin purchases or otherwise acquires or obtains any additional shares of common stock of the Company, or any Beneficiary sells or otherwise transfers any of such Beneficiary's Trust Shares in accordance with the terms of this Agreement, then any such adjustment shall be made on a pro-rata basis among all of the Beneficiaries. Any such additional shares acquired or obtained by a Beneficiary shall be transferred and delivered immediately by the Beneficiary to the Trustee, duly endorsed for transfer or accompanied by a duly executed stock power and shall immediately become subject to this Agreement and all of its provisions. References hereinafter to shares of the Company's stock subject to this Agreement shall include all shares of stock of the Company hereafter purchased or otherwise acquired by the Beneficiaries and automatically made subject to the provisions of this Agreement by this Section 1.01(c). Promptly upon receipt of such new certificates representing shares of the Company's stock, the Trustee shall cause the certificates to be surrendered to the Company and canceled and new certificates issued to and in the name of the Trustee in replacement of the old certificates, and shall cause the Trustee's ownership as a Trustee pursuant to this Agreement to be entered in the stock transfer records of the Company. The Trustee shall cause such new certificates to bear a legend on the face thereof in the form specified in Section 2.04.

     (d) If at any time prior to the expiration or termination of this Agreement, the aggregate number of the shares owned by all Beneficiaries is less than nineteen percent (19%) as of the end of a quarter, the Trustee shall cause certificate(s) representing the number of shares of Common Stock needed to bring the total ownership of the Beneficiaries to 19% to be surrendered to the Company and new certificates issued to the Beneficiaries on a pro-rata basis, and shall cause the Beneficiaries' ownership to be reflected in the Company's stock transfer records.

     Section 1.02. Issuance of Voting Trust Certificates. The Trustee shall issue Trust Certificates (the "Trust Certificates") in respect of the shares deposited with and held by the Trustee for the benefit of the Beneficiaries under this Agreement, or which are or become subject to this Agreement, in the form set forth in Exhibit A hereto. An authorized representative shall sign such Trust Certificates on behalf of the Trust.

     Section 1.03. Duplicate Certificates. If a Trust Certificate shall be lost, stolen, mutilated or destroyed, the Trustee, in his discretion, may issue a duplicate of such Certificate upon receipt of (a) evidence of such fact satisfactory to the Trustee, (b) an indemnity agreement satisfactory to the Trustee, (c) the existing Trust Certificate, if mutilated, and (d) any fees and expenses applicable thereto or to such transfer.

     Section 1.04. Trust Certificate Book. The Trustee shall maintain complete and correct records and books of account of all his transactions as Trustee, and shall maintain a book to be known as the Trust Certificate Book containing the name of each Beneficiary, showing his address, the number of shares represented by the Trust Certificates held by him and other pertinent information. Such records and books of account and the Trust Certificate Book shall be available to each Beneficiary upon written request.

     Section 1.05 Voting Requirements. At all times during the initial Term of this Agreement and any renewals and extensions thereof and until such time as J.T. Lin and certain other Beneficiaries have reached a final settlement with the Securities and Exchange Commission with respect to the SEC Action, the Trustee shall vote the Trust Shares for the election of J.T. Lin as a director of the Company. Notwithstanding the foregoing, the Trustee shall be permitted to remove J.T. Lin as a director at any time for Cause, as defined in Section 3.04(b), (ii). Moreover, should J.T. Lin elect to resign as a director of the Company, the Trustee shall no longer have an obligation to vote the Trust Shares for the election of J.T. Lin as a director of the Company.

                                   ARTICLE II
                                     TRUSTEE

     Section 2.01. Composition. The Voting Trust Committee of the Board of Directors of the Company (the "Committee") shall at all times during the term of this Agreement be composed of all outside Directors, other than those who are also paid consultants. Outside directors shall immediately become members of the Voting Trust Committee upon their election to the Board of Directors of the Company, and shall immediately resign from the Committee when they no longer serve on the Board. The Committee shall vote the shares by majority vote.

     Section 2.02. Trustee's Rights and Powers. ---------------------------

     (a) During the term of this Agreement, the Trustee shall possess, and in its discretion shall be entitled to exercise, in person or by its nominees, agents, attorneys in fact or proxies, the right to vote thereon and to take part in any consent to any corporate or stockholders' action of any kind whatsoever. The right of the Trustee to vote shall include the right to vote at any election of directors and in favor of, or in opposition to, any resolution or proposed action of any character whatsoever which may be presented at any meeting or require the consent of stockholders of the Company.

     (b) In voting shares of stock or in doing any act in respect of the control or management of the Company or its affairs, the Trustee shall exercise its best judgment in the interests of the Company to the end that its affairs shall be properly managed, and may in furtherance thereof vote all shares of stock subject to this Agreement in favor of any individual (including, without limitation, himself or any Beneficiary) as a director of the Company; provided however, that the Trustee assumes no responsibility as Trustee with respect to the management of the Company or in respect of any action taken by it or taken by the Company on the basis of its consent thereto or of its vote so cast.

     Section 2.03. Trustee's Limited Authority to Transfer.
     ---------------------------------------

     (a) Except for the voting rights specifically provided for in Section 2.02, the Trustee shall have no rights as a shareholder of the Company. The Trustee will have no authority to sell or otherwise dispose of any of the Trust Shares, except that the Trustee may effect a transfer of such Trust Shares pursuant to the procedures set forth below. In order to transfer Trust Shares, a Beneficiary must deliver to the Trustee a written notice ("Notice of Sale") stating that Beneficiary intends to sell, transfer, or otherwise dispose of, part or all of such Beneficiary's Trust Shares, the number of shares to be transferred, and identifying a recognized, reputable broker, acceptable to the Trustee to effect the transfer. In the event of an open market sale, the Notice of Sale also must include evidence reasonably satisfactory to the Trustee that the intended sale will be an open market sale, and in the event of a private sale, the Notice of Sale must include the consideration to be paid, the intended transferee and the proposed date of transfer. The Beneficiary shall include with the Notice of Sale the Trust Certificate(s) for the Trust Shares intended to be transferred. In order to effect a permitted transfer of Trust Shares, the Trustee shall:

     (i) send to each non-transferring Beneficiary a copy of the Notice of Sale within five (5) days of the Trustee's receipt thereof; and

     (ii) no earlier than five (5) and not later than ten (10) days following the receipt of the Notice of Sale, unless precluded by an order, decree or judgment of any court of competent jurisdiction, and unless the Trustee, after consultation with counsel under Section 2.10(c), determines in good faith that such proposed sale, transfer or other disposition does not comply with this Agreement or applicable law, or is not in the best interest of the Company (e.g. potential trade on insider information, potential trade to beneficial owner, etc.), the Trustee shall execute all documents and take all other action necessary to effect the sale or other transfer of the Trust Shares covered by the Notice of Sale in accordance with the provisions of such Notice; and

     (iii) upon receipt of payment of a sum sufficient to cover any tax or government charges in respect of the transfer or delivery of such certificates, cause certificates representing the Trust Shares to be transferred, such certificates to be duly endorsed for transfer or accompanied by duly executed instruments of, transfer to be delivered to the persons and place designated in the Notice of Sale; provided, however, that the Trustee shall have no obligation to collect or receive the purchase price or other consideration to be received by the transferring Beneficiary; and

     (iv) in the event the transferring Beneficiary is not selling, transferring or otherwise disposing of all Trust Shares represented by the certificate or certificates surrendered with the Notice of Sale, upon the consummation of such sale, transfer or other disposition specified in the Notice of Sale, issue to the transferring Beneficiary a new Trust Certificate or Certificates for the Trust Shares not sold, transferred or disposed of and which are subject to this Agreement.

     (b) Upon Beneficiary's written request, the Trustee shall use its best efforts to cause the Company to file with the Securities and Exchange Commission and have declared effective within a reasonable time from such a request, a registration statements under the Securities Act of 1933, as amended, for registration of the Trust Shares to be sold by such Beneficiary in a permitted transfer, provided that the number of Trust Shares to be transferred in such permitted transfer is greater than 100,000. Notwithstanding the foregoing, in no event shall the Company be required to file more than two registration statements with respect to the Trust Shares within any twelve-month period. The Beneficiary may request that the Company file additional registration statements andt the Beneficiary's sole expense. The Company may require each selling Beneficiary to promptly furnish in writing to the Company such information regarding the distribution of the Trust Shares by such selling Beneficiary as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, an such information as may be requested by the SEC or the National Association of Security Dealers, Inc. The Company shall have the right to exclude from such registration any Beneficiary who fails to provide such information.

     (c) Notwithstanding the forgoing, the parties hereto acknowledge and agree that the Trustee and each of the Beneficiaries may effect any transfer of the Trust Shares in any transaction arranged by the Company. Further, the parties hereto agree and acknowledge that the Company will make reasonable efforts to file appropriate registration statement for any Trust Shares transferred pursuant to the provisions hereof.

     Section 2.04. Trustee's Agreement to Limited Authority to Sell. The Trustee agrees that, except as otherwise provided in Section 2.03, it shall take no action, nor shall it allow any action to be taken, by which any shares of stock at any time subject to this Agreement shall be sold, transferred or otherwise disposed of during the term of this Agreement. The Trustee agrees that it will not pledge, hypothecate or otherwise create any lien, claim or encumbrance upon any shares of stock subject to this Agreement, except that the exercise of voting rights by the Trustee pursuant to Section 2.02 hereof shall not be deemed to constitute any such lien, claim or encumbrance.

     Section 2.05. Trustee's Agreement to Certificate. The Trustee agrees that all certificates representing shares of stock of the Company which are, or at any time become, subject to this Agreement shall have endorsed upon them a legend substantially in the form as follows:

     The transfer of the shares represented hereby is restricted by provisions of that certain Amended and Restated Voting Trust Agreement, dated as of _________, 2002 (as amended to date), between the registered holder of these shares, as Trustee, and the Beneficiary named therein, copies of which are on file at the offices of the corporation and of said Trustee.

     Section 2.06. Trustee's Right to Delegate. The Trustee may vote all stock held hereunder in person or by such person or persons (excluding any Beneficiary) as it may from time to time select as its proxy or proxies. The Trustee may employ or use the services of accountants, attorneys, or any other qualified personnel to assist it or its agents to carry out any of the duties undertaken pursuant to this Agreement.

     Section 2.07. Trustee's Right to Call Meetings of the Beneficiaries. The Trustee may call a meeting of the Beneficiaries for any purpose that the Trustee desires, including, but not limited to, discussions of any past or future exercise of its rights or powers under this Agreement, or for other informational purposes. Any vote of the Beneficiaries taken at a meeting called pursuant to this Section shall not be binding on the Trustee.

     Section 2.08. No Right of Trustee to Compensation. The Trustee shall not be entitled to compensation for its service as Trustee hereunder.

     Section 2.09. Trustee's Right to Participate. The Trustee herein appointed and its successors may be parties to this Agreement as Beneficiary. The Trustee and any firm or corporation of which it may be a member, agent or employee and any corporation, trust or association of which it may be a trustee, stockholder, director, officer, agent or employee may contract with, or be or become pecuniarily interested, directly or indirectly, in, any matter or transaction to which the Company or any subsidiary or controlled or affiliated corporation may be a party or in which it may be concerned, as fully and freely as though such Trustee were not a trustee hereunder.

         Section 2.10. Trustee's Liability.
                       -------------------

     (a) The Trustee shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which it may do or refrain from doing in good faith, nor generally shall the Trustee have any accountability hereunder, except for its own willful default or gross negligence. Furthermore, upon any judicial or other inquiry or investigation of or concerning the Trustee's acts pursuant to its rights and powers as Trustee, such acts shall be deemed reasonable unless proved to the contrary by clear and convincing evidence.

     (b) The Trustee shall not be liable in any event for acts or defaults of any employee, agent, proxy or attorney in fact of the Trustee. The Trustee shall always be protected and free from liability in acting upon any notice, request, consent, certificate, declaration, telegram, facsimile, guarantee, affidavit or other paper or document or signature believed by it to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same.

     (c) The Trustee may consult with legal counsel, pursuant to Section 2.06 hereof, which may be counsel to the Company, and any action under this Agreement taken or suffered in good faith by it in accordance with the opinion of such counsel shall be conclusive upon the parties hereto and the Trustee shall be fully protected and be subject to no liability in respect thereof.

     Section 2.11. Trustee's Acceptance of Trust and Limitations on Share Transfer. The Trustee by executing this Agreement, and each successor Trustee, upon being appointed as such, accepts the trust created hereby and agrees to carry out the terms and provisions hereof.

                                   ARTICLE III
                                   TERMINATION

     Section 3.01. Termination or Extension. This Agreement shall terminate upon the earlier of (i) three (3) years after the date hereof December 31, 2004 ("Term"), subject to automatic renewal as provided in Section 3.02; (ii) the (A) sale of more than fifty percent of the voting stock in the Company in a single transaction, or (B) the sale of all or substantially all of the assets of the Company, to a Person (as defined below) not an Affiliate (as defined below) of the Company; (iii) a merger or consolidation with another Person not an Affiliate of the Company which will own more than 35% of the combined business of the entities that are parties to such merger or combination; (iv) the Beneficiaries own in the aggregate less than nineteen percent (19%) of the non-diluted shares of the Company; (v) the termination by the Company of J.T. Lin's employment or consulting engagement, if such termination of employment or consulting engagement is without Cause (as defined below); and (vi) the expiration of the maximum permitted term of voting trusts under the Florida Business Corporation Act (a "Florida Trust Term"), subject to automatic renewal as provided in Section 3.02 below. Notwithstanding the provisions of this
Article III, this Agreement shall remain in full force and effect as long as the Company is required to pay any remuneration or other compensation to J.T. Lin whether as an employee or consultant. If there is no resolution of the civil SEC matter and J.T. Lin resigns and is no longer an officer, director, employee or consultant of the Company, this Agreement shall terminate after ninety (90) days.

     Section 3.02 Automatic Renewal. Subject to Section 3.03, this Agreement automatically will renew upon the expiration of the initial Term or any Florida Trust Term, as the case may be, and each renewal Term or renewal Florida Trust Term, as applicable thereafter on the same terms and conditions for successive Terms with respect to each Beneficiary.

     In the event of such renewal, the Trustee shall, prior to the expiration as hereinabove provided, as originally fixed, or as theretofore extended, as the case may be, file in the principal executive office of the Company a copy of an agreement extending the expiration date of this Agreement and thereupon the duration of this Agreement shall be extended for the period fixed by such renewal agreement; provided, however, that no such extension agreement shall affect the rights or obligations of persons not parties thereto.

     Section 3.03 Renewal Not Permitted. Notwithstanding the terms of Section 3.02, in the event that following a final settlement of the SEC Action, J.T. Lin voluntarily resigns as an employee of the Company and is no longer receiving any remuneration of any kind from the Company, this Agreement shall terminate upon the end of its then current term and shall not be subject to automatic renewal. J.T. Lin agrees that in such event, he only will sell his Trust Shares in open market transactions, or pursuant to a prior written consent of the Trustee for private transactions as set forth in Section 2.03 for the remainder of the effective Term of the Agreement.

     Section 3.04 Voting Trust Irrevocable. Except as otherwise expressly provided in this Agreement, the trust created by this Agreement is hereby expressly declared to be irrevocable.

     Section 3.05 Definitions. For purposes of this Article III, the following definitions shall apply:

     (a) "Affiliate" shall mean, with respect to any Person, (i) any Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person or (ii) any Person who is a director or employee officer (A) of such Person, (B) of any subsidiary of such Person, or (C) of any Person described in the foregoing clause (i). For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of more than 20% of the outstanding voting securities of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     (b) "Cause" with respect to J.T. Lin (as used in this Section 3.05, "Lin") shall mean any of the following:


          (i) Lin's conviction of or plea of no contest to any crime involving moral turpitude, the theft or willful destruction of money or other property of the Company or of any Affiliate thereof or his conviction of or plea of no contest to any felony crime, or being found by any state or federal governmental regulatory authority to have violated any statute or regulation relating to the sale of securities or the business of the Company, or becoming subject to any order, decree or judgment restraining him from violating any statute or regulation involving or relating to the sale of securities or the business of the Company;

          (ii) Lin's inability to perform his responsibilities due to illegal conduct, abuse or misuse of alcohol or prescribed drugs, any use of illegal drugs, any addictive behavior or any other behavior which would adversely effect the Company;

          (iii) Lin's commission of theft, embezzlement or fraud against the Company;

          (iv) Lin willfully causing damage to the Company's property, business reputation, or good will;

          (v) Lin's incompetence, material lack of performance as documented by the Board, deliberate neglect of duty, or material breach of Dr. Lin's employment agreement with the Company, if any, or the reasonable mandates of the Company; or

          (vi) misrepresentation or concealment of a material fact by Lin for the purpose of securing or maintaining this Agreement or an employment consulting agreement with the Company.

     The term "Cause" shall not (A) include any events which would otherwise amount to Cause, as defined in clauses (i) through (vi) above, but which have previously been disclosed in writing to, the Board of Directors of the Company prior to the date of this Agreement, or (B) mean any act or omission reasonably believed by Lin to have been in or not opposed to the best interests of the Company or any subsidiary or Affiliate, or any other matter not specifically described in clauses (i) through (vi) above.

     (c) "Person" shall mean an individual or a corporation, association, partnership, limited liability company, limited liability partnership, joint venture, organization, business, individual, trust, or any other entity or organization, including a government or any subdivision or agency thereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.01. Relationships Created Hereunder. The trust created by this Agreement is not intended to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company or association. The relationship of each Beneficiary to the Trustee shall be solely that of Beneficiary of the Trust created by this Agreement and the rights of the Beneficiary and the Trustee shall be limited to those conferred upon them by this Agreement.

     Section 4.02. Right of Examination. An executed counterpart of this Agreement shall be deposited with the Company at its office at 12001 Science Drive, Suite 140, Orlando, FL 32826. This Agreement shall be subject to the same right of examination by a stockholder of the Company in person or by agent or attorney, as are the books and records of the Company, and shall be subject to examination by any holder of a beneficial interest in the voting trust created by this Agreement, either in person or by agent or attorney, at any reasonable time for any proper purpose.

     Section 4.03. Entire Agreement; Modifications. The Agreement represents the entire agreement of the parties concerning the voting trust that is the subject of this Agreement. This Agreement cannot be amended or supplemented unless such amendment or supplement is in writing and signed by each party against whom another party seeks to enforce such amendment or supplement.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands as of the day and year first above written.


TRUSTEE:                                   BENEFICIARIES:

VOTING TRUST COMMITTEE OF
SURGILIGHT, INC.                           LIN FAMILY PARTNERS, LTD.


By:                                        By:
    -----------------------------------    -------------------------------------
      Joseph Allen, Director               J. T. Lin, General Partner


By:
    -----------------------------------    -------------------------------------
      Lee Chow, Director                   YUAN LIN, AS TRUSTEE OF THE Y-C
                                           IRREVOCABLE LIVING TRUST


By
   ------------------------------------    -------------------------------------
     Robert J. Freiberg, Director          J. T. LIN


By:
    -----------------------------------    -------------------------------------
      Stuart E. Michelson, Director        YUCHIN LIN


By:
    -----------------------------------    -------------------------------------
      Louis P.Valente, Director            ALEX H. LIN


By:
    -----------------------------------    -------------------------------------
      J.S. Yuan, Director                  TAO LIN, YUAN LIN, individually